EXHIBIT 99.4

SERIES 2002-1G MEDALLION TRUST QUARTERLY SERVICERS CERTIFICATE
--------------------------------------------------------------

QUARTERLY SUMMARY DISTRIBUTION DETAILS
--------------------------------------------------------------------------------
REPORTING DATES
---------------
Closing Date                                                          21-Feb-02
Determination Date                                                    01-Jul-04
Notice Date                                                           16-Jul-04
Distribution Date                                                     19-Jul-04
Start Accrual Period                                                  19-Apr-04
End Accrual Period                                                    19-Jul-04
No. Of Days in Accrual Period                                                91
Start Collection Period                                               01-Apr-04
End Collection Period                                                 30-Jun-04
No. Of Days in Collection Period                                             91
Distribution Month                                                  Yes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    NO. OF     INITIAL INVESTED INITIAL INVESTED
SECURITIES ON ISSUE              CERTIFICATES    AMOUNT (US$)      AMOUNT (A$)
-------------------              ------------    ------------   ----------------

Class A-1 Notes                     10,000     1,000,000,000.00   1,965,408,805
Class A-2 Tranche 1 Notes            1,820              --          182,000,000
Class A-2 Tranche 2 Notes            3,250              --          325,000,000
Class B Notes                          400              --           40,000,000
Redraw Bond - series 1                  --              --                 --
Redraw Bond - series 2                  --              --                 --

US$/A$ exchange rate at issue       0.5088

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                BANK         INTEREST     INTEREST
INTEREST RATE FOR ACCRUAL PERIOD                             BILL RATE        MARGIN         RATE
--------------------------------                             ---------        ------         ----
Class A-1 Notes (payable to Currency Swap Provider)           5.5100%         0.2917%       5.8017%
Class A-2 Tranche 1 Notes                                     5.5100%         0.2500%       5.7600%
Class A-2 Tranche 2 Notes                                     5.5100%         0.3400%       5.8500%
Class B Notes                                                 5.5100%         0.4900%       6.0000%
Redraw Bond - series 1                                        0.0000%            --         0.0000%
Redraw Bond - series 2                                        0.0000%            --         0.0000%

BBSW Interest & Unpaid Interest Rate for Accural Period       5.5100%
Facilities BBSW                                               5.5100%
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTIONS PAYABLE ON DISTRIBUTION DATE        PER CERT.          AGGREGATE
------------------------------------------        ---------          ---------
Total Interest Amount:
   Class A-1 Notes                                  1,307.32       13,073,150.00
   Class A-2 Tranche 1 Notes                            --                  --
   Class A-2 Tranche 2 Notes                        1,046.29        3,400,442.50
   Class B Notes                                    1,443.91          577,564.00
   Redraw Bond - series 1                               --                  --
   Redraw Bond - series 2                               --                  --
Principal:
   Class A-1 Notes                                  7,836.16       78,361,635.22
   Class A-2 Tranche 1 Notes                            --                  --
   Class A-2 Tranche 2 Notes                        6,219.79       20,214,317.50
   Class B Notes                                      429.45          171,780.00
   Redraw Bond - series 1                               --                  --
   Redraw Bond - series 2                               --                  --
Total:
   Class A-1 Notes                                  9,143.48       91,434,785.22
   Class A-2 Tranche 1 Notes                            --                  --
   Class A-2 Tranche 2 Notes                        7,266.08       23,614,760.00
   Class B Notes                                    1,873.36          749,344.00
   Redraw Bond - series 1                               --                  --
   Redraw Bond - series 2                               --                  --
   Total                                            18,282.92     115,798,889.22
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
POOL FACTORS
------------
                                                       LAST           CURRENT
                                                  DISTRIBUTION      DISTRIBUTION
                                                       DATE             DATE
                                                       ----             ----
   Class A-1 Notes                                 0.45985980         0.41998940
   Class A-2 Tranche 1 Notes                            --                   --
   Class A-2 Tranche 2 Notes                       0.71738080         0.65518290
   Class B Notes                                   0.96525310         0.96095860
   Redraw Bond - series 1                                 --                --
   Redraw Bond - series 2                                 --                --
--------------------------------------------------------------------------------

QUARTERLY CASHFLOW WORKING SHEET
--------------------------------

                                                                      Aggregate
                                                                              $
  Finance Charge Collections                                       19,931,994.49
  Finance Charge Collections - Repurchases                                  --
  Finance Charge Damages                                                    --
  Income due to Seller                                                      --
  Other Income                                                      1,204,552.60
Preliminary Income Amount                                          21,136,547.09

  Taxes                                                                   200.00
  Trustee Fee                                                          27,758.48
  Security Trustee Fee                                                      --
  Manager Fee                                                          87,926.30
  Servicing Fee                                                       732,719.15
  Liquidity Commitment Fee                                              6,232.88
  Redraw Commitment Fee                                                 5,609.59
  Support Facility Payments                                           548,265.35
  Support Facility Receipts                                                 --
  Expenses                                                             35,911.46
  Previous Unpaid Facility Int Chg  - Liquidity                             --
  Liquidity Interest Charge + Previous Unpaid                               --
  Previous Unpaid Facility Int Chg - Redraw Facility                        --
  Redraw Interest Charge + Previous Unpaid                                  --
  Repayment of Liquidity Facility                                           --
  Total Interest Amount - Class A-1 Notes                          13,073,150.00
                        - Class A-2 Tranche 1 Notes                         --
                        - Class A-2 Tranche 2 Notes                 3,400,442.50
                        - Class B Notes                               577,564.00
                        - Redraw Bonds - series 1                           --
                        - Redraw Bonds - series 2                           --
REQUIRED INCOME AMOUNT                                             18,495,779.71

Gross Income Shortfall                                                      --
Liquidity Facility Draw                                                     --
Net Income Shortfall                                                        --
Unreimbursed Principal Draws                                                --
Principal Draw                                                              --
Principal Draw Reimbursement                                                --
Principal Chargeoff Unreimbursement                                         --
Principal Chargeoff                                                         --
Total Principal Chargeoff Reimbursement Due                                 --
Arranging Fee                                                               --

PAYMENT ALLOCATION CASCADE
--------------------------

  Preliminary Income Amount                                        21,136,547.09
  Liquidity Facility Draw                                                   --
Principal Draw                                                              --
Available Income Amount                                            21,136,547.09

                                                                                             QUARTER TO DATE
                                                            DUE          AVAILABLE         ALLOCATION/DISTRIBUTION
                                                            ---          ---------         -----------------------

Taxes                                                         200.00     21,136,547.09                   200.00
Trustee Fee                                                27,758.48     21,136,347.09                27,758.48
Security Trustee Fee                                           --        21,108,588.61                     --
Manager Fee                                                87,926.30     21,108,588.61                87,926.30
Servicing Fee                                             732,719.15     21,020,662.31               732,719.15
Liquidity Commitment Fee                                    6,232.88     20,287,943.16                 6,232.88
Redraw Commitment Fee                                       5,609.59     20,281,710.28                 5,609.59
Support Facility Payments                                 548,265.35     20,276,100.69               548,265.35
Support Facility Receipts                                       --       19,727,835.34                     --
Expenses                                                   35,911.46     19,727,835.34                35,911.46
Liquidity Interest Charge                                        --      19,691,923.88                     --
Repayment of Liquidity Facility                                  --      19,691,923.88                     --

-----------------------------------------------------|
  Interest Amount Payable - Redraw Facility          |           --      19,691,923.88                     --
                          - Class A-1 Notes          | 13,073,150.00     19,691,923.88            13,073,150.00
                          - Class A-2 Tranche 1 Notes|           --       6,618,773.88                     --
                          - Class A-2 Tranche 2 Notes|  3,400,442.50      6,618,773.88             3,400,442.50
                          - Redraw Bonds - series 1  |          --        3,218,331.38                     --
                          - Redraw Bonds - series 2  |          --        3,218,331.38                     --
-----------------------------------------------------|
                          - Class B Notes                 577,564.00      3,218,331.38               577,564.00
Principal Draw Reimbursement                                     --       2,640,767.38                     --
Total Principal Chargeoff Reimbursement                          --       2,640,767.38                     --
Arranging Fee                                             294,686.07      2,640,767.38               294,686.07
Excess Distribution                                                                                2,346,081.31



Unpaid Facility Int Chg  - Liquidity                                                                       --
                         - Redraw                                                                          --
Unpaid Security Interest Amount - Class A-1 Notes                                                          --
                                - Class A-2 Tranche 1 Notes                                                --
                                - Class A-2 Tranche 2 Notes                                                --
                                - Class B Notes                                                            --
                                - Redraw Bonds - series 1                                                  --
                                - Redraw Bonds - series 2                                                  --


                                  Page 2 of 5




FACILITIES OUTSTANDING
-----------------------

Liquidity Commitment Facility Limit                                                               25,000,000.00
Beginning Liquidity Commitment Facility                                                           25,000,000.00
Previous Liquidity Facility Draw                                                                           --
Repayment of Liquidity Facility                                                                            --
Liquidity Facility Draw                                                                                    --
Ending Liquidity Commitment Facility                                                              25,000,000.00

Redraw Commitment Facility Limit                                                                  30,000,000.00
Beginning Redraw Commitment Facility                                                              30,000,000.00
Previous Redraw Facility Draw                                                                              --
Previous Redraw Facility Draw - Chargeoffs                                                                 --
Repayment of Redraw Facility                                                                               --
Repayment of Unreimbursed Chargeoffs                                                                       --
Redraw Facility Draw - Unreimbursed Chargeoffs                                                             --
Redraw Facility Available to Draw                                                                 30,000,000.00
Redraw Facility Draw                                                                                       --
Ending Redraw Commitment Facility                                                                 30,000,000.00


INTEREST AND PRINCIPAL DISTRIBUTION WORKSHEET
--------------------------------------------
INTEREST AMOUNT
---------------

                                                                       Per Certificate              Aggregate
                                                                              $                         $
CLASS A-1 NOTES
Unpaid Security Interest Amount (after last
  Distribution Date)                                                                                       --
Interest on Unpaid Security Interest Amount                                    --                          --
Security Interest Amount                                                   1,307.32               13,073,150.00
Total Interest Amount                                                                             13,073,150.00

Unpaid Security Interest Amount (after last
   Distribution Date)                                                                                      --
Interest on  Unpaid Security Interest Amount                                                               --
Security  Interest Amount                                                                         13,073,150.00
Interest Amount Payable                                                    1,307.32               13,073,150.00
Unpaid Security Interest Amount                                                                            --

CLASS A-2 TRANCHE 1 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                             --
Interest on  Unpaid Security Interest Amount                                   --                          --
Security  Interest Amount                                                      --                          --
Total Interest Amount                                                                                      --

Unpaid Security Interest Amount (after last
  Distribution Date)                                                                                       --
Interest on  Unpaid Security Interest Amount                                                               --
Security  Interest Amount                                                                                  --
Interest Amount Payable                                                        --                          --
Unpaid Security Interest Amount                                                                            --

CLASS A-2 TRANCHE 2 NOTES
Unpaid Security Interest Amount (after last
  Distribution Date)                                                                                       --
Interest on  Unpaid Security Interest Amount                                   --                          --
Security  Interest Amount                                                  1,046.29                3,400,442.50
Total Interest Amount                                                                              3,400,442.50

Unpaid Security Interest Amount (after last
  Distribution Date)                                                                                       --
Interest on Unpaid Security Interest Amount                                                                --
Security Interest Amount                                                                           3,400,442.50
Interest Amount Payable                                                    1,046.29                3,400,442.50
Unpaid Security Interest Amount                                                                            --

CLASS B NOTES
Unpaid Security Interest Amount (after last
Distribution Date)                                                                                         --
Interest on Unpaid Security Interest Amount                                    --                          --
Security Interest Amount                                                   1,443.91                  577,564.00
Total Interest Amount                                                                                577,564.00

Unpaid Security Interest Amount (after last
  Distribution Date)                                                                                       --
Interest on Unpaid Security Interest Amount                                                                --
Security Interest Amount                                                                             577,564.00
Interest Amount Payable                                                    1,443.91                  577,564.00
Unpaid Security Interest Amount                                                                            --

REDRAW BONDS - SERIES 1
Unpaid Security Interest Amount (after last
  Distribution Date)                                                                                       --
Interest on Unpaid Security Interest Amount                                    --                          --
Security Interest Amount                                                       --                          --
Total Interest Amount                                                                                      --

Unpaid Security Interest Amount (after last
  Distribution Date)                                                                                       --
Interest on Unpaid Security Interest Amount                                                                --
Security Interest Amount                                                                                   --
Interest Amount Payable                                                        --                          --
Unpaid Security Interest Amount                                                                            --

REDRAW BONDS - SERIES 2
Unpaid Security Interest Amount (after last
  Distribution Date)                                                                                       --
Interest on Unpaid Security Interest Amount                                    --                          --
Security Interest Amount                                                       --                          --
Total Interest Amount                                                                                      --

Unpaid Security Interest Amount (after last
  Distribution Date)                                                                                       --
Interest on Unpaid Security Interest Amount                                                                --
Security Interest Amount                                                                                   --
Interest Amount Payable                                                        --                          --
Unpaid Security Interest Amount                                                                            --


                                  Page 3 of 5


PRINCIPAL AMOUNT
----------------
Principal Collections                                                                            113,175,235.61
Principal Collections - Repurchases                                                                        --
  less Repayment Of Redraw Facility                                                                        --
  less Total Customer Redraw                                                                     (14,427,499.96)
less Principal Draw
  plus Redraw Facility Draw                                                                                --
  plus Redraw Bonds Issue this month                                                                       --
  Aggregate Principal Damages from Seller & Servicer                                                       --
Principal Draw Reimbursement
  Principal Chargeoff Reimbursement - Class B Notes                                                        --
                                    - Class A-1 Notes                                                      --
                                    - Class A-2 Tranche 1 Notes                                            --
                                    - Class A-2 Tranche 2 Notes                                            --
                                    - Redraw Bonds - Series 1                                              --
                                    - Redraw Bonds - Series 2                                              --
                                    - Redraw Facility                                                      --
  Principal rounding b/f                                                                                   0.18

  Scheduled Principal Amount                                           5,224,879.92
  Unscheduled Principal Amount - Partial Prepayment                   77,477,173.23
  Unscheduled Principal Amount - Partial Prepayment
     less redraws                                                     63,049,673.27
  Unscheduled Principal Amount - Full Prepayment                      30,473,182.46
  Unscheduled Principal Amount - less redraws + C/O Reim              93,522,855.73


Total Available Principal Amount for Redraw Bonds                                                 98,747,735.83

Principal Distribution - Redraw Bonds - Series 1                               --                          --
Principal Distribution - Redraw Bonds - Series 2                               --                          --

 Principal rounding b/f                                                                                    0.18
Total Unscheduled Principal Amount                                                                93,522,855.73
Total Scheduled Principal Amount                                                                   5,224,879.92
Total Available Principal Amount for Notes                                                        98,747,735.83

PRINCIPAL ALLOCATION
--------------------
Class A Percentage via Stepdown                                                                            100%
Class A Available Principal Payment
        Class A-1 Principal Payment                                        7,836.16               78,361,635.22
        Class A-2 Tranche 1 Principal Payment                                  --                          --
        Class A-2 Tranche 2 Principal Payment                              6,219.79               20,214,317.50
Class B Principal Payment                                                    429.45                  171,780.00

Principal rounding c/f                                                                                     3.11

Outstanding Principal - beginning period                                                       1,175,571,383.82
less Principal Repayment                                                                        (113,175,235.61)
plus Total Customer Redraw                                                                        14,427,499.96
less Principal Losses                                                                                      --
Outstanding Principal - Closing period                                                         1,076,823,648.17

PRINCIPAL LOSSES
----------------
Principal Losses                                                                                           --
  Principal Draw Amount - Pool Mortgage Insurance Policy                                                   --
  Principal Draw Amount - Individual Mortgage Insurance Policy                                             --
Net Principal Losses                                                                                       --
Principal Chargeoff - Class B Notes                                                                        --
                    - Class A-1 Notes                                                                      --
                    - Class A-2 Tranche 1 Notes                                                            --
                    - Class A-2 Tranche 2 Notes                                                            --
                    - Redraw Bonds Series 1                                                                --
                    - Redraw Bonds Series 2                                                                --
                    - Redraw Facility                                                                      --

CLASS A-1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                --
Principal Chargeoff                                                                                        --
Principal Chargeoff Reimbursement                                                                          --
Ending Unreimbursed Principal Chargeoffs                                                                   --

CLASS A-2 TRANCHE 1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                --
Principal Chargeoff                                                                                        --
Principal Chargeoff Reimbursement                                                                          --
Ending Unreimbursed Principal Chargeoffs                                                                   --

CLASS A-2 TRANCHE 2 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                --
Principal Chargeoff                                                                                        --
Principal Chargeoff Reimbursement                                                                          --
Ending Unreimbursed Principal Chargeoffs                                                                   --

CLASS B NOTES
Beginning Unreimbursed Principal Chargeoffs                                                               --
Principal Chargeoff                                                                                       --
Principal Chargeoff Reimbursement                                                                         --
Ending Unreimbursed Principal Chargeoffs                                                                  --

REDRAW BONDS - SERIES 1
Beginning Unreimbursed Principal Chargeoffs                                                               --
Principal Chargeoff                                                                                       --
Principal Chargeoff Reimbursement                                                                         --
Ending Unreimbursed Principal Chargeoffs                                                                  --

REDRAW BONDS - SERIES 2
Beginning Unreimbursed Principal Chargeoffs                                                               --
Principal Chargeoff                                                                                       --
Principal Chargeoff Reimbursement                                                                         --
Ending Unreimbursed Principal Chargeoffs                                                                  --

REDRAW FACILITY
Beginning Unreimbursed Principal Chargeoffs                                                               --
Principal Chargeoff                                                                                       --
Principal Chargeoff Reimbursement                                                                         --
Ending Unreimbursed Principal Chargeoffs                                                                  --

INVESTORS BALANCE OUTSTANDING WORKSHEET
---------------------------------------

                                                                         Aggregate                 Aggregate
                                                                             US$                         A$
CLASS A-1 NOTES
Initial Invested Amount                                            1,000,000,000.00            1,965,408,805.03
  previous Principal Distribution                                    540,140,200.00            1,061,596,305.04
  Principal Distribution for current period                           39,870,400.00               78,361,635.22
Total Principal Distribution to date                                 580,010,600.00            1,139,957,940.26
Beginning Invested Amount                                            459,859,799.99              903,812,499.99
Ending Invested Amount                                               419,989,399.99              825,450,864.77
Unreimbursed Principal Chargeoffs                                              --                         --
Beginning Stated Amount                                              459,859,799.99              903,812,499.99
Ending Stated Amount                                                 419,989,400.00              825,450,864.77


CLASS A-2 TRANCHE 1 NOTES
Initial Invested Amount                                                                          182,000,000.00
  previous Principal Distribution                                                                182,000,000.00
  Principal Distribution for current period                                                               --
Total Principal Distribution to date                                                             182,000,000.00
Beginning Invested Amount                                                                                 --
Ending Invested Amount                                                                                    --
Unreimbursed Principal Chargeoffs                                                                         --
Beginning Stated Amount                                                                                   --
Ending Stated Amount                                                                                      --


CLASS A-2 TRANCHE 2 NOTES
Initial Invested Amount                                                                          325,000,000.00
  previous Principal Distribution                                                                 91,851,240.00
  Principal Distribution for current period                                                       20,214,317.50
Total Principal Distribution to date                                                             112,065,557.50
Beginning Invested Amount                                                                        233,148,760.00
Ending Invested Amount                                                                           212,934,442.50
Unreimbursed Principal Chargeoffs                                                                         --
Beginning Stated Amount                                                                          233,148,760.00
Ending Stated Amount                                                                             212,934,442.50

CLASS B NOTES
Initial Invested Amount                                                                           40,000,000.00
  previous Principal Distribution                                                                  1,389,876.00
  Principal Distribution for current period                                                          171,780.00
Total Principal Distribution to date                                                               1,561,656.00
Beginning Invested Amount                                                                         38,610,124.00
Ending Invested Amount                                                                            38,438,344.00
Unreimbursed Principal Chargeoffs                                                                         --
Beginning Stated Amount                                                                           38,610,124.00
Ending Stated Amount                                                                              38,438,344.00

REDRAW BONDS - SERIES 1
Previous Initial Invested Amount                                                                           --
Initial Invested Amount                                                                                    --
  Principal Distribution (after last Distribution Date)                                                    --
  Principal Distribution for current period                                                                --
Total Principal Distribution to date                                                                       --
Beginning Invested Amount                                                                                  --
Ending Invested Amount                                                                                     --
Unreimbursed Principal Chargeoffs                                                                          --
Beginning Stated Amount                                                                                    --
Ending Stated Amount                                                                                       --

REDRAW BONDS - SERIES 2
Previous Initial Invested Amount                                                                           --
Initial Invested Amount                                                                                    --
  Principal Distribution (after last Distribution Date)                                                    --
  Principal Distribution for current period                                                                --
Total Principal Distribution to date                                                                       --
Beginning Invested Amount                                                                                  --
Ending Invested Amount                                                                                     --
Unreimbursed Principal Chargeoffs                                                                          --
Beginning Stated Amount                                                                                    --
Ending Stated Amount                                                                                       --

                    FORM 8-K REQUIRED COLLATERAL INFORMATION

                         Series 2002-1G Medallion Trust


 Series 2002-1G Medallion Trust Data as at opening of business on the preceding determination date of July 1, 2004



--------------------------------------------------------------------------------
OUTSTANDING MORTGAGE BALANCE (AUD)
----------------------------------
                                                AMOUNT                  WAC
                                             --------------            -----
   - Variable Rate Housing Loans             $803,180,569              6.82%
   - Fixed 1 Year                            $142,079,160              6.39%
   - Fixed 2 Year                             $93,575,878              6.63%
   - Fixed 3 Year                             $25,282,574              6.97%
   - Fixed 4 Year                             $10,590,986              6.46%
   - Fixed 5 Year                              $2,979,207              7.14%
                                             --------------            -----
   TOTAL POOL                              $1,077,688,375              6.75%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DELINQUENCY INFORMATION

                                                   AUD AMOUNT OF
                        NO OF LOANS  % OF POOL             LOANS    % OF POOL
                        -----------  ---------     -------------    ---------


  31-60 days                   19     0.20%        $2,878,910.24       0.27%
  61-90 days                   10     0.11%        $1,784,948.17       0.17%
  90+ days                      9     0.10%          $863,940.48       0.08%
                      -----------    ---------     -------------    --------

MORTGAGEE IN POSSESSION         1     0.01%          $144,510.14       0.01%
-------------------------------------------------------------------------------